Exhibit 10.1

Quanta Services, Inc.

Term Sheet

2021 Annual Incentive Plan – Corporate Employees

Participants

Employees will be selected to participate in the Plan at the discretion of the CEO, provided that executive officers will be selected with the approval of the Compensation Committee after consultation with the CEO.

Target Incentive

A target incentive amount, representing a specified percentage of annual base salary, has been established for each participant in the Plan.

Performance Period

One year beginning on January 1, 2021 through December 31, 2021.

Company Performance Metrics and Weighting

Metrics and Weighting, which are determined by Compensation Committee annually, are as follows for 2021:

•	EBITDA 60%

•	EBITDA Margin 20%

•	Safety 20%

The payout on each metric will be determined based on the level of achievement as determined by the Compensation Committee relative to pre-established goals, according to the following table:

Percent of Achievement	Payout Percentage
Less than Minimum Threshold	0%
25%	25%
50%	50%
100%	100%
150%	150%
200%	200%

Administration and Limitations

•	The salary in effect on December 31, 2021 will be used in the calculation.

•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

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Any incentive will be subject to (i) assessment of overall company performance to ensure that payout of incentives will not jeopardize the financial stability of the company, and (ii) discretion of Quanta management regarding individual performance.

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A participant must be employed by the company on the date incentive compensation under the Plan is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such incentive compensation. It is the company’s intention to pay incentive compensation earned under the plan in March following the end of the calculation period.

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A new participant added to this Plan during the Plan year will be pro-rated from their date of hire unless otherwise determined by the CEO or, in the case of any executive officer, the Compensation Committee.

Clawback Provision

Notwithstanding anything herein to the contrary, any and all incentive compensation awarded or paid by the Company shall be subject to clawback, forfeiture and repayment (i) to the extent necessary to comply with the requirements of applicable law, the rules and regulations of the Securities and Exchange Commission, applicable stock exchange listing standards, or the Company’s clawback policy, as amended from time to time, or (ii) to the extent deemed appropriate by the Board of Directors or any committee thereof, upon its determination that the recipient has violated applicable restrictive covenants.

Incentive Payout

Any incentive earned under the Annual Incentive Plan is intended to be paid in cash.

Quanta Services, Inc.

Term Sheet

2021 Sr. Leadership Long-Term Incentive Plan

Participants

Employees will be selected to participate in the Plan with the approval of the Compensation Committee after consultation with the CEO.

Target Incentive

A target incentive amount, representing a specified percentage of annual base salary, has been established for each participant in the Plan.

Performance Period

Three years beginning on January 1, 2021 through December 31, 2023.

Company Performance Component

A specified percentage (namely, 70% with respect to the CEO, 60% with respect to senior leadership personnel whose annual base salary rate is expected to exceed $350,000 as of December 31, 2021 or works in an Operations position, and 50% with respect to other senior leadership personnel) of a participant’s long-term incentive target value will be awarded in performance stock units that, subject to the terms of the applicable award agreement, cliff vest following the end of the three-year performance period at the rate determined by the Committee based on the achievement of company financial performance metrics.

Company Performance Metrics and Weighting

Metrics and Weighting, which are determined by Compensation Committee shortly following commencement of the performance period, are as follows for 2021-2023:

•	ROIC with TSR Modifier 65%

•	Capital Efficiency 15%

•	Composite Driving Safety 10%

•	Sustainability: Idle Time Reduction 10%

The vesting rate or payout percentage on each metric will be determined following conclusion of the three-year performance period based on the level of achievement relative to pre-established goals as certified by the Compensation Committee.

Individual Component

The remaining percentage (or 30% with respect to the CEO, 40% with respect to senior leadership personnel whose annual base salary rate is expected to exceed $350,000 as of December 31, 2021 or works in an Operations position, and 50% with respect to other senior leadership personnel) of a participant’s long-term incentive target value will be awarded in time-vested restricted stock units that, subject to the terms of the applicable award agreement, vest ratably over a three-year period following the date of grant.

Administration and Limitations

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Any incentive will be subject to (i) assessment of overall company performance to ensure that payout of incentives will not jeopardize the financial stability of the company and (ii) discretion of Quanta management regarding individual performance, and (iii) approval by the Compensation Committee.

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It is intended that incentives pursuant to the Long-Term Incentive Plan be granted in equity-based awards, such as performance stock units and restricted stock units described above, that may be settled solely in common stock. However, with the approval of the Compensation Committee after consultation with the CEO, incentives pursuant to this plan may be granted in (or substituted with) equity-based awards that may be settled in cash.

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Generally, a participant must be employed by the company on the date of vesting to be eligible to receive the payout, and any participant not employed by the company on the vesting date forfeits any and all rights to such payout. However, the Compensation Committee, after consultation with the CEO, may determine to permit a participant who leaves prior to the completion of the three-year performance period to receive his or her payout, or some portion of it.

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Awards to a new participant added to this Plan during the first nine months of the performance period generally will be pro-rated from their date of hire unless otherwise determined by the Compensation Committee.

Clawback Provision

Notwithstanding anything herein to the contrary, any and all incentive compensation awarded or paid by the Company shall be subject to clawback, forfeiture and repayment (i) to the extent necessary to comply with the requirements of applicable law, the rules and regulations of the Securities and Exchange Commission, applicable stock exchange listing standards, or the Company’s clawback policy, as amended from time to time, or (ii) to the extent deemed appropriate by the Board of Directors or any committee thereof, upon its determination that the recipient has violated applicable restrictive covenants.

Quanta Services, Inc.

Term Sheet

2021 Discretionary Plan – All Employees

Participants

Employees may be selected to receive an award pursuant to this Plan at the discretion of the CEO, provided that any such award to an executive officer shall be subject to Compensation Committee approval.

Awards

Awards may be made in cash, restricted stock units, or a combination thereof.

Administration and Limitations

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A participant must be employed by the company on the date the award is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such award. It is the company’s intention to pay the awards under the plan in March.

Clawback Provision

Notwithstanding anything herein to the contrary, any and all incentive compensation awarded or paid by the Company shall be subject to clawback, forfeiture and repayment (i) to the extent necessary to comply with the requirements of applicable law, the rules and regulations of the Securities and Exchange Commission, applicable stock exchange listing standards, or the Company’s clawback policy, as amended from time to time, or (ii) to the extent deemed appropriate by the Board of Directors or any committee thereof, upon its determination that the recipient has violated applicable restrictive covenants.